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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
TUT SYSTEMS, INC.
(Name of Registrant as Specified In Its Certificate)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
May 19, 2004

TO THE STOCKHOLDERS OF TUT SYSTEMS, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Tut Systems, Inc., a Delaware corporation, will be held on Wednesday, May 19, 2004 at 10:00 a.m., local time, at the Hilton Garden Inn, 14850 Kruse Oaks Drive, Lake Oswego, Oregon, for the following purposes:

  1.
  To elect two Class III directors for a term of three years or until their successors are duly elected and qualified;

  2.
  To ratify the appointment by our Board of Directors of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2004; and

  3.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        The foregoing items of business are more fully described in the accompanying proxy statement. Our Board of Directors has established the close of business on April 15, 2004 as the record date for determining the stockholders entitled to notice of, and vote at, the annual meeting or any adjournment thereof.

        All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to vote, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. If a stockholder who has submitted a proxy attends the meeting in person, that stockholder may revoke the proxy and vote in person on all matters submitted at the meeting.

By Order of the Board of Directors

Salvatore D'Auria Chairman, President and Chief Executive Officer
Lake Oswego, Oregon April 26, 2004

TUT SYSTEMS, INC.

6000 SW Meadows Rd, Suite 200
Lake Oswego, OR, 97035

PROXY STATEMENT

2004 ANNUAL MEETING OF THE STOCKHOLDERS
TO BE HELD MAY 19, 2004

April 26, 2004

INTRODUCTION

        The board of directors (the "Board of Directors") of Tut Systems, Inc., a Delaware corporation (the "Company"), hereby solicits your proxy on behalf of the Company for use at the 2004 annual meeting (the "Annual Meeting") of the Company's stockholders and at any postponements or adjournments thereof. The Annual Meeting will be held at the Hilton Garden Inn, 14850 Kruse Oaks Drive, Lake Oswego, Oregon, on May 19, 2004, at 10:00 a.m. local time.

        At the Annual Meeting, the following matters will be considered:

  (1)
  The election to the Company's Board of Directors of two Class III directors to serve until the 2007 annual meeting of stockholders or until their successors are duly elected and qualified;

  (2)
  The ratification of the appointment by the Board of Directors of PricewaterhouseCoopers LLP as the Company's independent auditors for the 2004 fiscal year; and

  (3)
  The transaction of such other business as may properly come before the Annual Meeting.

        The Board of Directors recommends that stockholders vote FOR the election as director the two nominees named herein and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the 2004 fiscal year.

        The Company's principal executive office is located at 6000 SW Meadows Rd, Suite 200, Lake Oswego, OR 97035, and its telephone number is (503) 594-1400. The Company expects to mail this proxy statement and the accompanying proxy on or about May 3, 2004.

        In most cases, only one annual report and proxy statement is being delivered to multiple stockholders sharing an address unless the Company has received a written or oral request for a separate copy of the annual report and proxy statement. A separate copy of the annual report and proxy statement can be requested by calling the Company at (503) 594-1400 or by sending a written request to the Company at 6000 SW Meadows Rd, Suite 200, Lake Oswego, OR 97035. Stockholders sharing an address who are receiving multiple copies of the annual report and proxy statement may request delivery of a single copy of the annual report and proxy statement by either calling the Company at the number listed above or by sending a written request to the Company at the address listed above.

RECORD DATE AND VOTING

Record Date; Outstanding Shares

        Stockholders of record at the close of business on April 15, 2004 are entitled to notice of and to vote at the Annual Meeting. As of April 15, 2004, 20,346,265 shares of our common stock, $0.001 par value, were issued and outstanding and entitled to vote at the Annual Meeting. The closing price of our common stock on April 15, 2004, as reported by Nasdaq, was $4.07 per share.

Revocability of Proxies

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to us or our transfer agent a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person; however, the mere presence at the Annual Meeting of a stockholder who has previously appointed a proxy will not revoke the prior appointment.

Voting and Solicitation

        On all matters, each share has one vote.

        The cost of soliciting proxies will be borne by us. We have retained the services of American Stock Transfer and Trust Company to aid in the solicitation of proxies. We estimate that the fees for their services, which do not depend on the outcome of the voting, will be $6,000, plus reasonable out-of-pocket expenses. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of our directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, telefax or otherwise.

Quorum; Abstentions; Broker Non-Votes

        The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of our common stock issued and outstanding on April 15, 2004. Shares that are voted "FOR," "AGAINST" or "ABSTAIN" on a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote, or votes cast, at our Annual Meeting with respect to such matter.

        While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, we believe that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of votes cast with respect to a matter (other than the election of directors). In the absence of controlling precedent to the contrary, we intend to treat abstentions in this manner. Accordingly, with the exception of the proposal for the election of directors, abstentions will have the same effect as a vote against the proposal. Because directors are elected by a plurality vote, abstentions in the election of directors have no impact once a quorum exists. In addition, broker non-votes with respect to proposals set forth in this proxy statement will be counted only for purposes of determining the presence or absence of a quorum and will not be considered votes cast. Accordingly, broker non-votes will not affect the determination as to whether the requisite majority of votes cast has been obtained with respect to a particular matter.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

        Our Board of Directors is currently comprised of five directors who are divided into three classes with overlapping three-year terms. A director serves in office until his or her respective successor is duly elected and qualified or until his or her earlier death or resignation. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.

Nominees for the Class III Directors

        Two Class III directors are to be elected at the Annual Meeting for a three-year term ending in 2007. Our Board of Directors has nominated Salvatore D'Auria and Roger Moore for re-election as Class III directors. Unless otherwise instructed, the persons named in the enclosed proxy intend to vote proxies received by them for the re-election of Messrs. D'Auria and Moore. We expect that Messrs. D'Auria and Moore will accept such nominations; however, in the event that either nominee is unable to or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for a substitute nominee (or nominees) designated by our present Board of Directors. The term of office of each person elected as a director will continue until such director's term expires in 2007 or until such director's successor has been duly elected and qualified.

Information Regarding Nominees and Other Directors

        Set forth below is certain information regarding the nominees for Class III directors and each of our other directors whose term of office continues after the Annual Meeting. Information as to the stock ownership of each director and all of our current directors and executive officers as a group is set forth below under "Security Ownership of Certain Beneficial Owners and Management."

Name	Age	Position with the Company	Director Since
Class III Director nominees
Salvatore D'Auria	48	Chairman of the Board, President and Chief Executive Officer	1994
Roger H. Moore	62	Director	1997
Class I Director
Clifford H. Higgerson	64	Director	1993
Class II Directors
Neal Douglas	45	Director	1997
George Middlemas	57	Director	1995

NOMINEES FOR CLASS III DIRECTORS WITH TERMS EXPIRING IN 2007

        Salvatore D'Auria has served as our President, Chief Executive Officer and one of our directors since August 1994. Since January 2000, Mr. D'Auria has served as Chairman of our Board of Directors. He served as our Chief Operating Officer from May 1994 to August 1994. From August 1993 to May 1994, Mr. D'Auria performed various consulting services for networking software companies. Mr. D'Auria joined Central Point Software in October 1989 as Director of Product Marketing and was appointed as Vice President of Marketing in April 1990, and held various Vice President positions until August 1993. From 1980 to 1989, Mr. D'Auria served in various marketing and management positions at Hewlett-Packard. Mr. D'Auria holds a B.S. in Physics from Clarkson University.

        Roger H. Moore has served as one of our directors since March 1997. From October 1998 to December 2001, Mr. Moore served as President and Chief Executive Officer of Illuminet Holdings, Inc., a provider of network, database and billing services to the communications industry. Mr. Moore retired effective December 31, 2001. Mr. Moore also served as a director of Illuminet Holdings from July 1998 to December 2001. From January 1996 to August 1998, Mr. Moore served as President and Chief Executive Officer of Illuminet. From September 1998 to October 1998, Mr. Moore served as President, Chief Executive Officer and a director of VINA Technologies, Inc., a telecommunications equipment company. Mr. Moore has served as a director of Western Digital Corporation since 2000 and as a director of Verisign, Inc. since February 2002. Mr. Moore holds a B.S. in General Science from Virginia Polytechnic Institute and State University.

INCUMBENT CLASS I DIRECTOR WITH TERM EXPIRING IN 2005

        Clifford Higgerson has served as one of our directors since July 1993. Since July 1987, Mr. Higgerson has been a partner of ComVentures, a venture capital firm specializing in the communications industry, and since September 1991, he has been a partner of Vanguard Venture Partners, a venture capital firm. He has also served as a Managing Partner and Director of Research for Hambrecht & Quist, and as a special limited partner and Director of the Communications Group for L.F. Rothschild, Unterberg, Towbin. Mr. Higgerson also is a director of Advanced Fibre Communications, Inc. Mr. Higgerson earned his B.S. in Electrical Engineering from the University of Illinois and an M.B.A. in Finance from the University of California at Berkeley.

INCUMBENT CLASS II DIRECTORS WITH TERMS EXPIRING IN 2006

        Neal Douglas has served as one of our directors since December 1997. From December 1999 to October 2003, he served as the Managing General Partner of Spectrum Equity Investors, L.P., a venture capital firm investing exclusively in the communications industry. Mr. Douglas was a co-founder of AT&T Ventures, the venture capital affiliate of AT&T Corporation, and has served as a General Partner since January 1993. From May 1989 to January 1993, Mr. Douglas was a partner of New Enterprise Associates, a venture capital firm. Prior to this, he was an investment professional with Crosspoint Venture Partners and was a member of the technical staff at Bell Laboratories. Mr. Douglas holds a B.S. in Electrical Engineering from Cornell University, an M.S. in Electrical Engineering from Stanford University, and an M.B.A. from the University of California at Los Angeles.

        George Middlemas has served as one of our directors since March 1995. Mr. Middlemas has been managing General Partner of Apex Venture Partners, a venture capital firm, since 1991. Prior to that time, Mr. Middlemas served as Vice President and principal with Inco Venture Capital Management and as a vice president and member of the investment committee of Citicorp Venture Capital. Mr. Middlemas also serves as a member of the Board of Directors of Pure Cycle Corporation, a water and water recycling technology company. Mr. Middlemas holds a B.A. in History and Political Science from The Pennsylvania State University, an M.B.A. from Harvard University, and an M.A. in Political Science from the University of Pittsburgh.

        There are no family relationships among any of the Company's directors or executive officers.

Board Meetings and Committees

        Our Board of Directors held a total of seven meetings during 2003. During 2003, George Middlemas attended fewer than 75% of the meetings of our Board of Directors. No other director attended fewer than 75% of the meetings of our Board of Directors. No director attended fewer than 75% of the meetings of committees, if any, upon which such director served. Certain matters approved by our Board of Directors were approved by unanimous written consent. All directors, other than Mr. D'Auria, are independent for purposes of the Nasdaq listing standards and applicable SEC rules.

        The Audit Committee of our Board of Directors currently is composed of Neal Douglas, Clifford H. Higgerson and Roger Moore. Our Audit Committee is responsible for overseeing the services provided by the Company's independent auditors, and reviews our annual audit and meets with our independent auditors to review our internal accounting procedures and financial management practices. Our Audit Committee held a total of five meetings during 2003. The Board of Directors has determined that Cliff Higgerson is an audit committee financial expert as defined under applicable SEC rules.

        The Compensation Committee of our Board of Directors currently is composed of Neal Douglas and Roger Moore. Our Compensation Committee makes recommendations concerning salaries, stock options, incentives and other forms of compensation for our directors, officers and other employees, subject to ratification by our full Board of Directors. Our Compensation Committee is also empowered to administer our various stock plans. Our Compensation Committee held a total of three meetings during 2003.

        The Governance and Nominating Committee of our Board of Directors currently is composed of Neal Douglas and Roger Moore. Our Governance and Nominating Committee reviews and makes recommendations to the Board of Directors regarding matters concerning corporate governance, reviews the composition and evaluates the performance of the Board of Directors and related committees, selects, or recommends director nominees for the Board of Directors and related committees, and evaluates director compensation. The Governance and Nominating Committee was established in April 2004, therefore, no meetings were held in 2003. Please see Appendix A for a copy of the Governance and Nominating Committee Charter.

        The Governance and Nominating Committee will consider recommendations for candidates to the Board of Directors from stockholders holding no less than 1,000 shares of the Company's common stock (as may be adjusted from time to time based on stock splits, stock combinations and the like) continuously for at least twelve months prior to the date of the submission of the recommendation. A stockholder that desires to recommend a candidate for election to the Board of Directors must direct the recommendation in written correspondence by letter to Tut Systems, Inc., attention Chief Financial Officer, at the Company's offices at 6000 SW Meadows Rd., Suite 200, Lake Oswego, Oregon 97035. Such written letter must include the candidate's name, home and business contact information, detailed biographical data, relevant qualifications, information regarding any relationships between the candidate and the Company within the last three years, evidence of the required ownership of Company stock by the recommending stockholder, a statement from the recommending stockholder in support of the candidate, personal references of the nominee and a written indication by the candidate of her/his willingness to serve, if elected. The Governance and Nominating Committee does not believe that there are specific, minimum qualifications that must be met by a candidate for the Board of Directors or that there are specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess. In order to identify and evaluate nominees for director, including nominees recommended by security holders, the Governance and Nominating Committee regularly reviews the current composition and size of the Board of Directors, reviews qualifications of nominees, evaluates the performance of the Board of Directors as a whole, evaluates the performance and qualifications of individual members of the Board of Directors eligible for re-election at the annual meeting of stockholders, considers the need of the Board of Directors and its respective committees, considers such factors as issues of character, judgment, independence, age, expertise, diversity of experience, length of service, other commitments and potential conflicts of interest and considers such other factors as the Governance and Nominating Committee may deem appropriate.

        We have adopted a Code of Ethics for Principal Executive Officers, Principal Financial Officers and Principal Accounting Officers, which is available on our website at www.tutsystems.com.

Director Compensation

        On October 30, 2002 and on October 2, 2003, our outside directors each received an option to purchase 15,000 shares of our common stock in lieu of cash fees for attending meetings of our Board of Directors or any committee of our Board of Directors. These options vest monthly in equal installments over a nine month period ending July 30, 2003 and July 30, 2004, respectively. Our outside directors are reimbursed for out-of-pocket expenses incurred in connection with their attendance at meetings of our Board of Directors or any committee of our Board of Directors. In the event a director is removed from the Board within twelve months of a change of control for reasons other than cause, all remaining unvested options held by that director become fully vested. Our directors also are eligible to receive additional discretionary option grants pursuant to our 1998 Stock Plan, and our employee directors are also eligible to receive additional discretionary option grants pursuant to our 1998 Employee Stock Purchase Plan.

Communications with the Board

        You may contact our Board of Directors by writing to them, whether by mail or express mail, c/o Tut Systems, Inc., 6000 SW Meadows Rd., Suite 200, Lake Oswego, OR 97035. Stockholders, employees and others who wish to contact the Board of Directors, any committee of the Board of Directors, or any individual member of the Board of Directors to report questionable accounting or auditing matters may do so anonymously by using this address and designating the communication as "confidential". Stockholders, employees and others who wish to contact the Board of Directors, any committee of the Board of Directors, or any individual member of the Board of Directors to discuss other matters may also do so by using this address. Such communications may also be marked as "confidential".

        The Company encourages all incumbent directors and nominees for election as director to attend the Annual Meeting. None of our directors, other than Mr. D'Auria, attended the Annual Meeting in June 2003.

Compensation Committee Interlocks and Insider Participation

        The members of our Compensation Committee of our Board of Directors are Messrs. Douglas and Moore. None of the members of our Compensation Committee is currently or has been, at any time since our formation as a company, one of our officers or employees. During 2003, none of our executive officers (i) served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served on our Compensation Committee, (ii) served as a director of another entity, one of whose executive officers served on our Compensation Committee, or (iii) served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served as one of our directors.

Required Vote

        If a quorum is present and voting, the two nominees for director receiving the highest number of affirmative votes will be elected to our Board of Directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law. See "Record Date and Voting—Quorum; Abstentions; Broker Non-Votes."

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
THE NOMINEES LISTED ABOVE.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Audit Committee has selected PricewaterhouseCoopers LLP as our independent auditors to audit our financial statements for our fiscal year ending December 31, 2004. PricewaterhouseCoopers LLP (or its predecessor, Coopers & Lybrand LLP) has audited our financial statements since 1992. Our Board of Directors recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. A representative of PricewaterhouseCoopers LLP is expected to be available at our Annual Meeting with the opportunity to make a statement if such representative desires to do so, and is expected to be available to respond to appropriate questions.

        The following table presents the aggregate fees billed for the indicated services performed by PricewaterhouseCoopers LLP during the 2003 and 2002 fiscal years.

	2002	2003
Audit Fees	$287,400	$195,860
Audit-Related Fees	189,125	18,358
Tax Fees	57,424	6,217
All Other Fees		2,000

Total	$533,949	$222,435

        Audit Fees.    Audit Fees relate to professional services rendered in connection with the audit of the Company's annual financial statements, quarterly review of financial statements included in the Company's 10-Q, and audit services provided in connection with other statutory and regulatory filings.

        Audit-Related Fees.    Audit-Related Fees include professional services reasonably related to the audit of the Company's financial statements, including but not limited to consultation on accounting standards or transactions, due diligence related to acquisitions and investments and audits of employee benefit plans.

        Tax Fees.    Tax Fees include professional services related to tax compliance, tax advice and tax planning, including but not limited to the preparation of federal and state tax returns.

        All Other Fees.    All Other Fees include professional services related to consultation on our evaluation of the effectiveness of our internal controls.

        The Audit Committee determined that the auditor's provision of non-audit services in 2003 is compatible with and does not impair the auditor's independence. The Audit Committee approved all of the services provided by PricewaterhouseCoopers LLP in 2003. Pursuant to the Audit Committee Charter, the Audit Committee must pre-approve, explicitly, audit and permissible non-audit services to be provided to the Company by the independent auditor, except where pre-approval of audit and permissible non-audit services is not required under applicable SEC Rules. The Audit Committee has delegated to the Chairman of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

Required Vote

        The affirmative vote of a majority of the shares represented and voting and a majority of the quorum will be required to ratify the appointment of PricewaterhouseCoopers LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent auditing firm at any time during the year.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR
INDEPENDENT AUDITORS FOR THE 2004 FISCAL YEAR.

OTHER INFORMATION

Executive Officers

        In addition to Mr. D'Auria, our executive officers are as follows:

Name	Age	Position
Craig Bender	60	Vice President of Marketing and Corporate Development
Mark Carpenter	43	Vice President of Partner Development
Randall Gausman	54	Vice President, Finance and Administration, Chief Financial Officer and Secretary
Robert Noonan	40	Vice President, Global Sales
Charles Van Dusen	58	Vice President, Chief Technical Officer

        Craig Bender joined us as our Vice President of Marketing and Corporate Development in June 1997. Prior to that time, Mr. Bender was with Integrated Network Corporation where he served as Vice President of Marketing from 1988 to 1992, as Vice President of International Business Development from 1992 to 1996 and as Vice President of Integrated Network Corporation's DAGAZ division until 1997. Mr. Bender holds a B.S.E.E. from Syracuse University, an M.S.E.E. from the University of California at Los Angeles and an AT&T-sponsored Executive M.B.A. from Pace University.

        Mark Carpenter has served as our Vice President of Partner Development since September 2003. From January 2003 to September 2003, Mr. Carpenter served as our Vice President of Marketing. From January 2001 to December 2002, Mr. Carpenter served as our Executive Vice President of Product Development and Marketing. From March 2000 to December 2000, Mr. Carpenter was our Vice President of Marketing. From January 1999 to March 2000, Mr. Carpenter was Senior Director of Marketing, New Desktop Product Marketing at Compaq Computer Corporation. From March 1997 to December 1998, Mr. Carpenter was Director of Engineering, Internet and Home Networking at Compaq. Prior to that time, Mr. Carpenter was Senior Manager, Emerging Products, in the Consumer Division of IBM Corporation from January 1996 to March 1997, and Lead Architect, Embedded Network Systems, at IBM from January 1994 to January 1996. Mr. Carpenter holds a B.S. in Computer Science from Worcester Polytechnic Institute.

        Randall Gausman began serving as our Vice President, Finance and Administration, Chief Financial Officer and Secretary on April 30, 2003. From April 2002 to March 2003, Mr. Gausman was a financial consultant and acting chief financial officer for several technology companies. Mr. Gausman served as our acting Chief Financial Officer from September 2002 until November 2002. From July 2001 to March 2002, Mr. Gausman served as Chief Financial Officer for iBEAM Broadcasting Corporation. From November 1996 to April 2001, Mr. Gausman served as Chief Financial Officer and Secretary for Zantaz, Inc. Mr. Gausman holds a B.S. in Finance and an M.B.A. from the University of Southern California.

        Robert Noonan has served as our Vice President of Global Sales since November 2002. While at Videotele.com, between December 1999 and November 2002, Mr. Noonan served as director of sales, and from March 1998 to December 1999, he was director of U.S. sales. Between November 1989 and March 1998, Mr. Noonan held many sales and market development positions in Tektronix's video and networking division, including North American sales director and central area director of sales. Prior to joining Tektronix, Mr. Noonan held several engineering and sales positions at US Sprint and Brand-Rex Fiberoptics. Mr. Noonan holds a B.S. in mechanical engineering from the University of Lowell, Lowell, Massachusetts.

        Charles Van Dusen has served as our Vice President and Chief Technology Officer since November 2002. Mr. Van Dusen served with this same title at VideoTele.com from April of 2000 until its acquisition by Tut Systems in 2002. From 1989 through early 2000 Mr. Van Dusen held various engineering management positions with Tektronix. Mr. Van Dusen served as Vice President of Engineering at CL9 from 1985 to 1988 and as the Engineering Vice President at Widcom from 1983 and 1985. Prior to 1983, Mr. Van Dusen held a variety of senior engineering positions at Quantex Corporation, ADDA Corporation, Diasonics Inc and Searle Ultrasound. Mr. Van Dusen was educated at the University of Southern California and at California Polytechnic College, Pomona.

        Our executive officers are appointed by the Board of Directors and serve until their successors are elected or appointed or until the earlier of their death or resignation. There are no family relationships among any of our executive officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth as of March 31, 2004 certain information with respect to the beneficial ownership of our common stock as to:

  •
  each person known by us to own beneficially more than 5% of the outstanding shares of our common stock;

  •
  our Chief Executive Officer and each of our four other most highly compensated executive officers;

  •
  each of our directors; and

  •
  all of our directors and executive officers as a group.

        Except as otherwise indicated, and subject to applicable community property laws, the persons named below have sole voting and investment power with respect to all shares of common stock held by them.

        Applicable percentage ownership in the table is based on 20,328,698 shares of common stock outstanding as of March 31, 2004. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Shares of common stock subject to options that are presently exercisable or exercisable within 60 days of March 31, 2004 are deemed outstanding for the purpose of computing the percentage ownership of the person or entity holding options or warrants, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or entity. If any shares are issued upon exercise of options, warrants or other rights to acquire our capital stock that are presently outstanding or granted in the future or reserved for future issuance under our stock plans, there will be further dilution to our stockholders.

        Unless otherwise indicated below, each person or entity named below has an address in care of our principal executive offices.

Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Ownership
5% Beneficial Owner
Kopp Investment Advisors, Inc.(1)	5,170,650	25.5%
Tektronix, Inc.(2)	3,283,597	16.2
Kern Capital Management LLC(3)	1,201,700	5.9
Officers and Directors
Salvatore D'Auria(4)	1,011,751	4.7
Craig Bender(5)	89,280	*
Mark Carpenter(6)	231,499	1.1
Neal Douglas(7)	54,500	*
Clifford H. Higgerson(8)	84,261	*
George M. Middlemas(9)	81,485	*
Roger H. Moore(10)	57,500	*
Robert Noonan(11)	107,915	*
Charles Van Dusen(12)	85,499	*
All officers and directors as a group (10 persons)(13)	1,876,723	8.5%

*
Less than 1%.

(1)
The address of record for Kopp Investment Advisors, Inc. ("KIA") is 7701 France Avenue South, Suite 500, Edina, Minnesota 55435. Information is based on a Schedule 13D filed with the Securities and Exchange Commission on September 25, 2003. KIA reported beneficial ownership of 4,003,150 shares, of which it reported sole voting power over 2,667,750 shares, sole dispositive power over 1,610,000 shares and shared dispositive power over 2,393,150 shares. KIA is wholly owned by Kopp Holding Company (KHC), which is wholly owned by Mr. LeRoy C. Kopp. KHC reported beneficial ownership of 4,003,150 shares. Mr. Kopp reported beneficial ownership of 5,170,650 shares, of which he reported sole voting power over 1,167,500 shares and sole dispositive power over 1,167,500. Kopp Emerging Growth Fund (KEGF) is a registered investment company and a client of KIA. KEGF reported beneficial ownership of 1,610,000 shares.

(2)
Tektronix, Inc., an Oregon corporation, is a reporting company. The address of record for Tektronix, Inc. is 14200 SW Karl Braun Drive, Beaverton, Oregon 97077. The holdings of Tektronix, Inc. are based on information contained in a statement on Schedule 13G, dated December 31, 2003, as filed with the Securities and Exchange Commission.

(3)
The address of record for Kern Capital Management, LLC is 114 West 47th Street, Suite 1926, New York, New York 10036. Based on information contained in a statement on Schedule 13G, dated December 31, 2003, as filed with the Securities and Exchange Commission, Kern Capital Management, LLC has sole voting power and sole dispositive power over the 1,201,700 shares. Robert E. Kern Jr. and David G. Kern are principals in and the controlling members of Kern Capital Management, LLC and therefore, have voting and investment power over these shares.

(4)
Includes indirect ownership of 250 shares held in trust for Mr. D'Auria's children. This number of shares beneficially owned also includes 975,074 shares issuable pursuant to options or rights exercisable within 60 days of March 31, 2004.

(5)
Includes 83,431 shares issuable pursuant to options or rights exercisable within 60 days of March 31, 2004.

(6)
Includes 227,499 shares issuable pursuant to options or rights exercisable within 60 days of March 31, 2004.

(7)
Includes 54,500 shares issuable pursuant to options or rights exercisable within 60 days of March 31, 2004.

(8)
Includes 54,500 shares issuable pursuant to options or rights exercisable within 60 days of March 31, 2004.

(9)
Includes 17,185 shares held by Elkhorn, L.P. and 9,800 shares held by Horatio, L.P. Mr. Middlemas is a general partner of each of these entities. Mr. Middlemas disclaims beneficial ownership of these shares except to the extent of his proportional partnership interest therein. Also includes 54,500 shares issuable pursuant to options or rights exercisable within 60 days of March 31, 2004.

(10)
Includes 56,500 shares issuable pursuant to options or rights exercisable within 60 days of March 31, 2004.

(11)
Includes 101,665 shares issuable pursuant to options or rights exercisable within 60 days of March 31, 2004.

(12)
Includes 85,499 shares issuable pursuant to options or rights exercisable within 60 days of March 31, 2004.

(13)
Includes 1,764,001 shares issuable pursuant to options or rights exercisable within 60 days of March 31, 2004. Includes shares beneficially owned by all officers and directors as of March 31, 2004.

EXECUTIVE COMPENSATION

Summary Compensation Table.

        The following table sets forth the compensation earned by our Chief Executive Officer and our four other most highly compensated executive officers for services to us in all capacities during each of the years ended December 31, 2003, 2002, and 2001:

Summary Compensation Table

	Annual Compensation							Long-Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus		Other(1)			Securities Underlying Options	All Other Compensation
Salvatore D'Auria President and Chief Executive Officer	2003 2002 2001	$325,000 333,750 323,558	$	— 101,250 90,000	$	— — 19,928	(2)	150,000 130,000 500,000	$	— — —
Craig Bender Vice President of Marketing and Corporate Development	2003 2002 2001	141,243 138,624 138,454		10,000 6,344 7,334		— — —		50,000 45,000 25,000		— — —
Mark Carpenter Vice President of Partner Development	2003 2002 2001	185,000 189,981 183,923		— 18,750 27,334		— — —		— 90,000 90,000		37,500 37,500 37,500	(3) (3) (3)
Robert Noonan(4) Vice President, Global Sales	2003 2002	160,000 24,308		— —		48,714 3,172	(5) (5)	20,000 150,000		— —
Charles Van Dusen(6) Vice President, Chief Technical Officer	2003 2002	142,000 21,573		— —		— —		20,000 130,000		— —
Douglas Shafer(7) Former Vice President, Finance and Administration, Chief Financial Officer and Secretary	2003 2002	79,163 34,182		— —		225,000 —	(8)	— 300,000		—

(1)
Other annual compensation in the form of perquisite and other personal benefits, securities or property has been omitted in those cases where the aggregate amount of such compensation is the lesser of either $50,000 or 10% of the total of annual salary and bonus for the executive officer.

(2)
Consists of $19,928 paid to Mr. D'Auria on January 5, 2001 for excess paid time off (PTO) due to a change in our PTO policy that reduced the maximum number of PTO hours that can be accrued.

(3)
On April 28, 2000, we entered into a loan agreement and secured promissory note with Mr. Carpenter in the amount of $150,000 to be used toward the purchase of Mr. Carpenter's principal residence. This loan bears no interest and is forgiven at a rate of 25% on April 28, 2001, the first year anniversary date, and 25% on each subsequent yearly anniversary date through April 28, 2004. This loan forgiveness is contingent upon Mr. Carpenter's continued employment. The outstanding principal on the loan is due on April 28, 2004. Pursuant to the terms of this loan agreement, we forgave $37,500 of this loan on April 28, 2003, April 28, 2002 and April 28, 2001. Therefore, the remaining outstanding principal on this loan as of the date of this proxy is $37,500, which amount will be forgiven on April 28, 2004 provided the Mr. Carpenter is an employee of the Company on such date.

(4)
Mr. Noonan joined our Company on November 7, 2002 with the acquisition of VideoTele.com.

(5)
Consists of commissions of $41,514 and a car allowance of $7,200 paid to Mr. Noonan during 2003 and commissions of $2,092 and a car allowance of $1,080 paid in 2002.

(6)
Mr. Van Dusen joined our Company on November 7, 2002 with the acquisition of VideoTele.com.

(7)
Mr. Shafer joined our Company on November 7, 2002 with the acquisition of VideoTele.com. Effective April 30, 2003, Mr. Shafer no longer serves as our Vice President, Finance and Administration, Chief Financial Officer and Secretary.

(8)
Consists of a severance payment to Mr. Shafer in the amount of $225,000.

Stock Option Information.

        The following table sets forth certain information for the year ended December 31, 2003 with respect to each grant of stock options to our Chief Executive Officer and our four other most highly compensated executive officers:

Option Grants During the Year Ended December 31, 2003

	Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term(5)
	Number of Securities Underlying Options Granted		Percent of Total Options Granted to Employees in 2003(3)
Name				Exercise Price Per Share(4)	Expiration Date
						5%	10%
Salvatore D'Auria	150,000	(1)	27.6%	$1.47	1/14/2013	$138,671	$351,420
Craig Bender	25,000 25,000	(2) (2)	4.6 4.6	2.09 4.60	4/29/2013 10/3/2013	32,860 72,323	83,273 183,280
Mark Carpenter	—		—	—	—	—	—
Robert Noonan	20,000	(2)	3.7	1.58	4/22/2013	19,873	50,362
Charles Van Dusen	20,000	(2)	3.7	1.58	4/22/2013	19,873	50,362

(1)
1/3rd of the shares subject to the option vest one year following the date of grant. The remaining 2/3rd vest as to 1/36th of the shares each month beginning one year from the date of grant.

(2)
The options vest as to 1/48th of the total number of shares subject to the option each month following the date of grant.

(3)
In 2003 the Company granted employees options to purchase an aggregate of 544,000 shares of our common stock. This total does not include options granted to non-employees of the Company, such as directors and consultants.

(4)
The exercise price per share of each option was equal to the fair value of our common stock based on the closing price per share of our common stock as quoted on the Nasdaq National Market on the trading day immediately prior to the date of grant.

(5)
In accordance with the rules of the Securities and Exchange Commission, shown are the gains or "options spreads" that would exist for the respective options granted. These gains are based on the assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted over the full option term. These assumed annual compound rates of stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent our estimate or projection of future prices of our common stock.

Aggregate Option Exercises and Option Values.

        The following table sets forth information with respect to our Chief Executive Officer and our four other most highly compensated executive officers concerning option exercises for the fiscal year ended December 31, 2003 and exercisable and unexercisable options held as of December 31, 2003:

	Number of Shares Acquired on Exercise		Number of Securities Underlying Unexercised options December 31, 2003		Value of Unexercised in-the-money options December 31, 2003(1)
Name		Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Salvatore D' Auria	—	—	854,907	228,502	$3,242,923	$1,106,444
Craig Bender	—	—	70,585	60,765	294,509	215,052
Mark Carpenter	—	—	209,131	45,869	522,222	170,578
Robert Noonan	—	—	76,666	93,334	385,063	466,637
Charles Van Dusen	—	—	66,889	83,111	335,885	415,215

(1)
The fair market value of our common stock based on the closing price of our common stock as quoted on the Nasdaq National Market on December 31, 2003 was $6.44 per share.

EQUITY COMPENSATION PLAN SUMMARY

Plan	Number of securities to be issued upon exercise of outstanding options as of December 31, 2003	Weighted average exercise price of outstanding options	Numbers of securities remaining available for future issuance under equity compensation plans as of December 31, 2003
Equity compensation plans approved by stockholders(1)	2,093,883	$5.82	311,022
Equity compensation plans not approved by stockholders(2)	1,554,976	$7.19	735,204

Totals	3,648,859		1,046,226

(1)
Includes the 1992 Stock Plan (outstanding options to purchase 132,705 shares with a weighted average exercise per share of $1.92) and the 1998 Stock Plan (options to purchase 1,961,178 shares with a weighted average exercise per share of $6.08).

(2)
Includes the 1999 Nonstatutory Stock Option Plan (outstanding options to purchase 1,479,976 shares with a weighted average exercise per share of $4.96) and a non-qualified stock option grant (to purchase 75,000 shares at $51.25 per share). In December 1999, the Board of Directors adopted the 1999 Nonstatutory Stock Option Plan under which the Company currently may grant nonstatutory stock options and stock purchase rights to employees and consultants, but not to officers and directors of the Company.

CERTAIN TRANSACTIONS

        On April 28, 2000, we entered into a loan agreement and secured promissory note with Mark Carpenter, our Vice President of Partner Development, in the amount of $150,000, which was used toward the purchase of Mr. Carpenter's principal residence. This loan bears no interest and is forgiven at a rate of 25% on April 28, 2001, the first year anniversary date, and is forgiven as to 25% on each subsequent yearly anniversary date through April 28, 2004. This loan forgiveness is contingent upon Mr. Carpenter's continued employment with the Company. The loan will also be forgiven as a result of constructive termination of Mr. Carpenter within the first twelve months following a change of control.

The outstanding principal on the loan is due on April 28, 2004. Pursuant to the terms of this loan agreement, we forgave $37,500 of this loan on each of April 28, 2003, April 28, 2002 and April 28, 2001. Therefore, the remaining outstanding principal on this loan as of the date of this proxy is $37,500 which amount will be forgiven on April 28, 2004 provided that Mr. Carpenter is an employee of the Company on such date.

        During 2003, we granted options to certain of our executive officers and directors. We intend to grant options to our executive officers and directors in the future.

        We have entered into indemnification agreements with our executive officers, directors and certain significant employees containing provisions that are in some respects broader than the specific indemnification provisions contained in the General Corporation Law of Delaware. These agreements provide, among other things, for indemnification of the executive officers, directors and certain significant employees in proceedings brought by third parties and in stockholder derivative suits. Each agreement also provides for advancement of expenses to the indemnified party.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

        The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company as well as the compensation plans and specific compensation levels for executive officers. It also administers the Company's employee stock benefit plan for executive officers. The Compensation Committee is currently composed of independent, non-employee directors who, except as disclosed under "Compensation Committee Interlocks and Insider Participation," have no interlocking relationships as defined by the Securities and Exchange Commission.

        The Compensation Committee believes that the compensation of the executive officers, including that of the Chief Executive Officer (collectively the "Executive Officers"), should be influenced by the Company's performance. The Compensation Committee establishes the salaries and bonuses of all of the Executive Officers by considering (i) the Company's financial performance for the past year, (ii) the achievement of certain objectives related to the particular Executive Officer's area of responsibility, (iii) the salaries and bonuses of executive officers in similar positions of comparably-sized companies and (iv) the relationship between revenue and executive officer compensation. The Compensation Committee believes that the Company's executive officer salaries and bonuses in 2003 were comparable in the industry for similarly-sized businesses.

        In addition to salary and bonus, the Compensation Committee, from time to time, grants options to Executive Officers. The Compensation Committee thus views option grants as an important component of its long-term, performance-based compensation philosophy. Since the value of an option bears a direct relationship to the Company's stock price, the Compensation Committee believes that options motivate Executive Officers to manage the Company in a manner, which will also benefit stockholders. As such, options are granted at the current market price. One of the principal factors considered in granting options to an Executive Officer is the Executive Officer's ability to influence the Company's long-term growth and profitability.

        Salvatore D'Auria has served as President and Chief Executive Officer since his appointment by the Board of Directors in August 1994. In determining Mr. D'Auria's base salary, bonus and long-term performance based compensation for 2003, the Compensation Committee considered both the Company's performance and Mr. D'Auria's individual performance using the same criteria described above for determining executive compensation. On January 14, 2003, Mr. D'Auria was awarded 150,000 stock options. His base salary for 2004 has been set at $325,000 per annum.

Compensation Committee of the Board of Directors
Neal Douglas Roger H. Moore

THE FOREGOING COMPENSATION COMMITTEE REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY PAST OR FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        Pursuant to the Audit Committee Charter attached as Appendix B and adopted by the Board of Directors, the Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors, appoints the independent auditors, reviews the services performed by the Company's independent auditors and evaluates the Company's accounting policies and its system of internal controls that management and the Board have established. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company's Annual Report on Form 10-K/A with the Company's management, its accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

        The Audit Committee reviewed the judgments of PricewaterhouseCoopers LLP, the Company's independent auditors who are responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles in the United States of America, the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including the Statement on Auditing Standards No. 61, as modified or supplemented. In addition, the Audit Committee discussed with PricewaterhouseCoopers LLP their independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board in Standard No. 1 (Independence Discussion with Audit Committee), as modified or supplemented, which the Audit Committee received from PricewaterhouseCoopers LLP.

        The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Audit Committee held five meetings during 2003.

        The Audit Committee has considered the auditor's provision of non-audit services in 2003 and determined that the provision of these services is compatible with and does not impair PricewaterhouseCoopers LLP's independence. The Board of Directors also has determined that none of the directors who serve on the Audit Committee has a relationship to the Company that may interfere with his independence from the Company or its management. Consequently, each director who serves on the Audit Committee is "Independent" for purposes of the Nasdaq listing standards.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors approved such recommendation) that the audited financial statements be included in the Company's Annual Report on Form 10-K/A for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to stockholder approval, the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for the year ending December 31, 2003.

Submitted by the Audit Committee
Neal Douglas Clifford H. Higgerson Roger H. Moore

THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

PERFORMANCE GRAPH

        The following graph compares the cumulative total return to stockholders on our common stock with the cumulative total return of the Nasdaq Stock Market Index-U.S. and the Electronics Component Index. The graph assumes that $100 was invested on January 29, 1999, the date of our initial public offering, in our common stock, the Nasdaq Stock Market Index-U.S. and the Electronics Component Index, including reinvestment of dividends. No dividends have been declared or paid on our common stock. Historic stock price performance is not necessarily indicative of future stock price performance.

Total Return Analysis	1/29/99	12/31/99	12/29/00	12/31/01	12/31/02	12/31/03
Tut Systems	$100.00	$93.26	$14.35	$4.04	$2.19	$11.20
Electronic Components Index	$100.00	$160.11	$131.58	$89.66	$48.03	$92.63
Nasdaq Composite Index	$100.00	$161.96	$97.50	$77.35	$53.47	$80.09

THE INFORMATION CONTAINED IN THE STOCK PERFORMANCE GRAPH SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such executive officers, directors and ten-percent stockholders are also required by SEC rules to furnish us with copies of all forms that they file pursuant to Section 16(a). In 2003, Neal Douglas, Randall Gausman, Cliff Higgerson, George Milddlemas, and Roger Moore each filed on a late basis one Form 4 for one transaction each and Craig Bender filed on a late basis two Forms 4 for one transaction each. Other than as set forth above and based solely on our review of copies of such forms we received, or on written representations from certain reporting persons that no other reports were required for such persons, we believe that during 2003 all of the Section 16(a) filing requirements applicable to our executive officers, directors and 10% stockholders were complied with.

STOCKHOLDER PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING

        In order for a stockholder proposal to be considered for inclusion in the proxy statement and form of proxy relating to the Annual Meeting of Stockholders to be held in 2005, such proposal must be received by us no later than January 3, 2005.

        In addition, our Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in our proxy statement, to be brought before an annual meeting of stockholders. For nominations or other business to be properly brought before the meeting by a stockholder, such stockholder must provide written notice to our Secretary no less than 120 calendar days before the one year anniversary of the date on which we first mailed the proxy materials for this year's Annual Meeting, or January 3, 2005. A copy of the full text of the Bylaw provision discussed above may be obtained by writing to our Secretary. All notices of proposals by stockholders, whether or not included in our proxy materials, should be sent to Tut Systems, Inc., 6000 SW Meadows Rd, Suite 200, Lake Oswego, OR 97035.

FORM 10-K/A

        The Company will provide without charge to any stockholder, upon the stockholder's written request, a copy of the Company's Annual Report on Form 10-K/A for the year ended December 31, 2003. Requests should be sent to Tut Systems, Inc., 6000 SW Meadows Rd., Suite 200, Lake Oswego, OR, 97035.

OTHER MATTERS

        The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the person named in the enclosed form of proxy to vote the shares he represents as the Board of Directors may recommend.

        It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy in the envelope that has been provided.

By Order of the Board of Directors

Salvatore D'Auria Chairman, President and Chief Executive Officer
Lake Oswego, Oregon Dated: April 26, 2004

Appendix A

CHARTER FOR THE CORPORATE GOVERNANCE

AND NOMINATING COMMITTEE

OF THE BOARD OF DIRECTORS

OF

Tut Systems, Inc.

(Adopted April 22, 2004)

1.     PURPOSE

        The purpose of the Corporate Governance and Nominating Committee (the "Committee") of the Board of Directors of Tut Systems, Inc. (the "Company") shall be to:

  •
  review and make recommendations to the Board of Directors regarding matters concerning corporate governance;

  •
  review the composition and evaluate the performance of the Board of Directors; select, or recommend for the selection of the Board of Directors, director nominees; and evaluate director compensation;

  •
  review the composition of committees of the Board of Directors and recommend persons to be members of such committees; and

  •
  review conflicts of interest of members of the Board of Directors and corporate officers.

        In addition, the Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

2.     MEMBERSHIP AND ORGANIZATION

        Composition.    The Committee shall consist of no fewer than two members of the Board of Directors. All members of the Committee shall be appointed and replaced by the Board of Directors, shall be independent of the Company and its affiliates, shall have no relationship to the Company or its affiliates that may interfere with the exercise of their independence, and shall otherwise be deemed "Independent Directors" as defined in Rule 4200 of the Nasdaq Stock Market, Inc. Marketplace Rules (the "Nasdaq Rules"). The Board of Directors may designate one member of the Committee as its Chair. The Committee may form and delegate authority to subcommittees when appropriate. Any such subcommittee shall consist solely of Committee members.

        Meetings.    The Committee will meet at least once per quarter. The Committee may establish its own meeting schedule, which it will provide to the Board of Directors. Special meetings may be convened as required. The Committee, or its Chair, shall report to the Board of Directors on the results of these meetings. The Committee may invite to its meetings other Directors, Company management and such other persons as the Committee deems appropriate in order to carry out its responsibilities. In performing its duties, the Committee shall have the authority to obtain advice, reports or opinions from internal or external legal counsel and expert advisors, including any search firm to be used to identify candidates for the Board of Directors, and shall have sole authority to approve such experts' fees and other retention terms.

        The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

        Compensation.    Members of the Committee shall receive such fees, if any, for their service as Committee members as may be determined by the Board of Directors.

3.     RESPONSIBILITIES AND DUTIES

        The responsibilities and duties of the Committee shall include:

Corporate Governance Generally

  •
  Develop principles of corporate governance and recommend them to the Board of Directors for its consideration and approval;

  •
  Review annually the principles of corporate governance approved by the Board of Directors to ensure that they remain relevant and are being complied with;

  •
  Oversee the evaluation of the Company's management;

  •
  Periodically review this Charter and the Committee's processes and procedures;

  •
  Review periodically the succession planning for the Chief Executive Officer and other executive officers, report its findings and recommendations to the Board of Directors, and work with the Board of Directors in evaluating potential successors to these executive management positions; and

  •
  Oversee compliance by the Board of Directors and its committees with applicable laws and regulations, including the Nasdaq Rules and regulations promulgated by the Securities and Exchange Commission.

Composition of the Board of Directors, Evaluation and Nominating Activities

  •
  Review the composition and size of the Board of Directors and determine the criteria for membership on the Board of Directors, which may include, among other criteria, considerations of character, judgment, independence, diversity, age, expertise, corporate experience, length of service, other time commitments and the like;

  •
  Conduct an annual evaluation of the Board of Directors as a whole, the Committee as a whole and individual board members;

  •
  Identify, consider (including interviewing candidates, as appropriate) and select, or recommend for the selection of the Board of Directors, candidates to fill new positions or vacancies on the Board of Directors, and review any candidates recommended by stockholders, provided such recommendations are submitted in writing to the Secretary of the Company, include, among other things, the recommended candidate's name, biographical data and qualifications, and such recommendations are otherwise made in compliance with the Company's bylaws and its shareholder nominations and recommendations policy;

  •
  Evaluate the performance of individual members of the Board of Directors eligible for re-election, and select, or recommend for the selection of the Board of Directors, the director nominees by class for election to the Board of Directors by the stockholders at the annual meeting of stockholders;

  •
  Evaluate director compensation, consulting with outside consultants and/or with the Human Resources department when appropriate, and make recommendations to the Board of Directors regarding director compensation; and

  •
  Review and make recommendations to the Board of Directors with respect to the Company's Executive Retention and Change of Control Plan and 1999 Non-Statutory Stock Option Plan

    and any proposed amendments thereto, subject to obtaining stockholder approval of any amendments as required by law or the Nasdaq Rules.

Committees of the Board of Directors

  •
  Periodically review the composition of each committee of the Board of Directors and make recommendations to the Board of Directors for the creation of additional committees or the change in mandate or dissolution of committees; and

  •
  Recommend to the Board of Directors persons to be members of the various committees.

Conflicts of Interest

  •
  Review and monitor the Company's Code of Business Conduct and Ethics;

  •
  Consider questions of possible conflicts of interest of members of the Board of Directors and of corporate officers; and

  •
  Review actual and potential conflicts of interest of members of the Board of Directors and corporate officers, and clear any involvement of such persons in matters that may involve a conflict of interest.

Appendix B

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF

Tut Systems, Inc.

(Adopted April 22, 2004)

1.     Purpose.

        The purpose of the Audit Committee of the Board of Directors (the "Board") of Tut Systems, Inc. (the "Company") shall be to:

  •
  provide oversight of the Company's accounting and financial reporting processes and the audit of the Company's financial statements;

  •
  assist the Board in the oversight of: (i) the integrity of the Company's financial statements; (ii) the Company's compliance with legal and regulatory requirements; (iii) the independent auditor's qualifications, independence and performance (including direct responsibility for the appointment, compensation, retention and oversight of the work of the auditors); and (iv) the Company's internal accounting and financial controls; and

  •
  provide to the Board such information and materials as it may deem necessary to make the Board aware of financial matters requiring the attention of the Board.

        In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe.

        The key to successful performance of the Audit Committee's functions is independence from Company management combined with a thorough understanding of the Company's business and material financial reporting issues. Therefore, at all times, the Audit Committee shall have direct access to the Company's financial and legal advisors, including the Company's outside counsel and independent auditors. In fulfilling its functions, the Audit Committee shall have the right to hire counsel, public accountants, and other advisors. The Audit Committee shall likewise have direct and unrestricted access to all relevant internal Company information.

2.     Membership and Organization.

        Composition.    The Audit Committee members will be appointed by, and will serve at the discretion of, the Company's Board of Directors. The Audit Committee will consist of at least three (3) members of the Board. Members of the Audit Committee must meet the following criteria (as well as any criteria required by the Securities and Exchange Commission (the "SEC")) and rules adopted by the SEC (the "SEC Rules"):

    •
    each member must satisfy the requirements for independence set out in: (i) Rule 4200(a)(15) of the Audit Committee requirements of the Nasdaq Stock Market, Inc. Marketplace Rules (the "Nasdaq Rules"); and (ii) the criteria provided in Rule 10A-3(b)(1) of the Securities and Exchange Act of 1934, as amended, or under any other applicable SEC Rules;

    •
    each member must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three (3) years;

    •
    each member will be able to read and understand fundamental financial statements, in accordance with the Audit Committee requirements of the Nasdaq Rules; and

    •
    at least one member will have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background which results in the individual's financial sophistication, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities.

        Meetings.    The Audit Committee will meet at least four (4) times annually. The Audit Committee may establish its own meeting schedule. The Audit Committee will meet separately with the Chief Executive Officer and the Chief Financial Officer of the Company, at such times as are appropriate to review the financial affairs of the Company, but not less than quarterly. The Audit Committee will meet separately with the independent auditor of the Company, at such times as it deems appropriate, but not less than quarterly.

        The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

        Compensation.    Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board. Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board or any committee thereof.

3.     Responsibilities and Duties.

        The responsibilities and duties of the Audit Committee shall include:

  Review Procedures

    •
    reviewing the reports of management and the independent auditor concerning the design, implementation and maintenance of the Company's internal controls and procedures for financial reporting, including meeting periodically with the Company's management and the independent auditor to review their assessment of the adequacy of such controls, and to review before release the disclosure regarding such system of internal controls required under SEC Rules to be contained in the Company's periodic filings and the attestations or reports by the independent auditor relating to such disclosure;

    •
    reviewing the independent audit by: (i) reviewing the independent auditor's proposed audit scope and approach; (ii) discussing with the Company's independent auditor the financial statements and audit findings, including any significant or unusual adjustments, management judgments, accounting policies and estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61; and (iii) reviewing reports submitted to the Audit Committee by the independent auditor in accordance with applicable SEC requirements;

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    conducting a post-audit review of the financial statements and audit findings, including any suggestions for improvements provided to management by the independent auditor, and management's response to such suggestions;

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    reviewing and discussing with management and the independent auditor the Company's annual audited financial statements and quarterly unaudited financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations". The committee shall recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K for filing with the SEC;

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    directing the Company's independent auditor to review before filing with the SEC the Company's interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

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    reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release;

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    providing oversight and periodic review of the Company's risk assessment and risk management policies, including its investment policies. The committee shall discuss significant business, accounting and financial risk exposures and the steps management has taken to monitor, control and report such exposures

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    reviewing and approving in advance any proposed related party transactions;

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    reviewing, in conjunction with legal counsel, any legal matters that could have a significant impact on the Company's financial statements; and

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    reviewing and reassessing the adequacy of its own charter and processes at least annually and reporting the results of such review and assessment to the Board for certification.

Independent Auditors

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    recommending the appointment or retention of independent auditors to the Board of Directors;

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    compensating and overseeing the work of the independent auditor (including resolving disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

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    reviewing the independence of the independent auditor, including: (i) obtaining on a periodic basis a formal written statement from the independent auditor regarding relationships and services with the Company that may impact independence, as defined by applicable standards and SEC Rules; (ii) presenting this statement to the Board; (iii) actively engaging the independent auditor in a dialogue with respect to any relationships or services that may impact the objectivity and independence of the independent auditor; and (iv) taking, or working with the Board to take, any appropriate action to oversee the independence of the independent auditor; and

    •
    pre-approving, explicitly, audit and permissible non-audit services provided to the Company by the independent auditor, except where pre-approval of audit and permissible non-audit services is not required under applicable SEC Rules. The Audit Committee may delegate to one (1) or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

Regulatory Compliance and Other Matters

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    overseeing compliance with SEC Rules for disclosure of the independent auditor's services and Audit Committee members, member qualifications and activities;

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    reviewing management's monitoring of compliance with the Foreign Corrupt Practices Act;

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    reviewing the Company's code of ethics for its principal executive and senior financial officers;

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    providing an Audit Committee report for inclusion in the Company's annual proxy statement in accordance with SEC Rules;

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    establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and

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    determining the appropriate funding for payment of: (i) compensation to the independent auditor engaged to prepare or issue an audit report or perform other audit, review or attest services for the Company; (ii) compensation to any independent legal, accounting or other advisors retained by the Audit Committee; and (iii) ordinary administrative expenses of the Audit Committee necessary and appropriate for the performance of its duties.

        In addition, the Audit Committee may retain, as it determines necessary, and compensate independent legal, accounting or other advisors to advise or assist the Audit Committee in the performance of any of the responsibilities and duties set forth above.

ANNUAL MEETING OF STOCKHOLDERS OF

TUT SYSTEMS, INC.

May 19, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING:
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE    ☒

(1)
The election of Directors:

NOMINEES:
☐	FOR ALL NOMINEES	o	Salvatore D'Auria
		o	Roger Moore
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)
INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐
		FOR	AGAINST	ABSTAIN
(2)	The proposal to ratify the appointment by the Board of Directors of PricewaterhouseCoopers LLP as the Company's independent auditors for the 2004 fiscal year:	☐	☐	☐

The undersigned hereby acknowledges receipt of the Proxy Statement dated April 26, 2004 and hereby revokes any proxy or proxies heretofore given to vote at said meeting or any adjournment thereof.

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED SELF-ADDRESSED AND POSTMARKED ENVELOPE.

Signature of Stockholder	Date:
Signature of Stockholder	Date:
Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY	PROXY

TUT SYSTEMS, INC.

6000 SW MEADOWS RD.
SUITE 200
LAKE OSWEGO, OREGON 97035

ANNUAL MEETING OF STOCKHOLDERS MAY 19, 2004

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF TUT SYSTEMS, INC.

        I hereby appoint Salvatore D'Auria, as proxyholder, with the full power of substitution and resubstitution, and hereby authorize him to represent me and to vote for me as designated below, at the annual meeting (the "Annual Meeting") of Tut Systems, Inc., a Delaware corporation (the "Company"), to be held on May 19, 2004, at 10:00 a.m., local time, at the Hilton Garden Inn, 14850 Kruse Oaks Drive, Lake Oswego, Oregon, and at any postponement or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed on the reverse side hereof, or if no direction is indicated on the reverse side hereof, in accordance with the recommendation of the Board of Directors on each proposal. This proxy will be voted, in the discretion of the proxyholder, upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

(Continued and to be signed and dated on the reverse side.)

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS May 19, 2004
TUT SYSTEMS, INC. 6000 SW Meadows Rd, Suite 200 Lake Oswego, OR, 97035 PROXY STATEMENT 2004 ANNUAL MEETING OF THE STOCKHOLDERS TO BE HELD MAY 19, 2004
INTRODUCTION
RECORD DATE AND VOTING
PROPOSAL ONE ELECTION OF DIRECTORS
NOMINEES FOR CLASS III DIRECTORS WITH TERMS EXPIRING IN 2007
INCUMBENT CLASS I DIRECTOR WITH TERM EXPIRING IN 2005
INCUMBENT CLASS II DIRECTORS WITH TERMS EXPIRING IN 2006
PROPOSAL TWO RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
OTHER INFORMATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
Summary Compensation Table
Option Grants During the Year Ended December 31, 2003
EQUITY COMPENSATION PLAN SUMMARY
CERTAIN TRANSACTIONS
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
PERFORMANCE GRAPH
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING
FORM 10-K/A
OTHER MATTERS
  Appendix A
CHARTER FOR THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS OF Tut Systems, Inc. (Adopted April 22, 2004)
  Appendix B
CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF Tut Systems, Inc. (Adopted April 22, 2004)